Acquisitions - Schedule of allocation of purchase price for shares post (Details) - Shares Post, Inc $ in Thousands	Nov. 09, 2020 USD ($)
Acquisitions
Cash	$ 6,443
Accounts receivable, net	1,014
Prepaid expenses and other current assets	1,073
Property and equipment, net	590
Operating lease right-of-use assets	4,575
Identified intangible assets	13,090
Goodwill	77,126
Accounts payable	(1,275)
Accrued expenses and other current liabilities	(5,127)
Operating lease liabilities	(7,684)
Total	$ 89,825